UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Michael P. Malloy

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 - December 31, 2009

Item 1 - Reports to Stockholders

Annual Report to Stockholders December 31, 2009

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denvest.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denvest.com or toll-free at 1-800-624-4190.

TABLE OF CONTENTS

Investment Adviser's Commentary	2
Sector Diversification Chart	4
Average Annual Total Returns	4
Change in Investment of $10,000	5
Performance History	6
Sources of Distributions	7
Dividend Reinvestment and Cash Purchase Plan	8
Other Important Information	9
Portfolio Management Team	10
Directors and Officers	11
Report of Independent Registered Public Accounting Firm	15
Statement of Investments	16
Country Breakdown	19
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26

1-800-624-4190 • www.blu.com	1

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	February 10, 2010

     For the year ended December 31, 2009, the Blue Chip Value Fund, Inc.’s net asset value was up 33.9% while the S&P 500 Index, the Fund’s benchmark index was up 26.5% and the Fund’s peer group index, the Lipper Large Core Index was up 28.15%. The Fund’s portfolio returns benefitted from financial leverage and good stock selection.

     We believe the financial crisis of 2008-2009 has abated and 2010 should be a year of economic progress and further stock market gains. Our focus continues to be on large companies we believe have strong balance sheets, good profitability and strong free cash flow.

     Although it is paramount to keep looking forward, it is occasionally beneficial to stop for a moment to reflect on the past. In the decade following the turn of the 21st century, we have experienced many significant events. Among them, the shock and tragedy of 9/11, two recessions, the exposure of numerous Ponzi schemes, and the near collapse of the international banking system. Despite the challenges of the past decade, Blue Chip Value Fund’s 10-year average annual investment return (+1.13%) was better than that of the S&P 500 Index (–0.95%).

     Turning to the portfolio, the stock price of Expedia, an online travel agency within the consumer cyclical sector, tripled during the year. The company’s earnings and cash flow exceeded expectations as investors appeared to recognize that, with an improved economic outlook, prospects for profits from travel booking existed. The consumer cyclical sector was the Fund’s best performing sector for the year.

     Within the energy sector, Fund holding Transocean returned over 75% for the year. Transocean provides offshore drilling rigs to exploration and development companies. In late 2008, investors seemed to disregard the stability of the cash flows we thought inherent in Transocean’s long-term rig contracts and, as a result, the company’s stock price declined. During 2009, the company reported results that allowed investors to recognize the cash flows generated by these rig contracts. While energy was one of the weaker sectors of the Index, the Fund’s energy holdings outperformed relative to the S&P 500 Index.

     The basic materials sector was the strongest sector in the S&P 500 Index and Fund holdings outperformed the Index led by International Paper. The company returned over 135% during 2009. During the fourth quarter of 2009, International Paper and its largest competitors announced containerboard price increases. We believe that this price increase combined with inventory replenishment, which had been at 15 year lows, should help increase company profits in 2010.

     Our technology holdings performed well, up more than 44% on average for the year with none up less than 30%. However, strong performance from stocks we didn’t own, such as Apple, led the Fund’s technology holdings to underperform relative to the S&P 500 Index. We continue to monitor stock prices, free cash flow trends and expectations in this sector.

2	Annual Report December 31, 2009

     Within capital goods, Fund holding ITT Industries, an integrated manufacturer of defense, fluid and motion control products, gave updated earnings guidance for fiscal year 2010 that was slightly below investors’ expectations. The adjustment appears to be related to the timing of defense contracts as well as higher than expected raw material costs. However, the company has a history of providing conservative guidance and we anticipate that this year is no different. We are encouraged by ITT’s balance sheet and continue to believe that the company’s ability to generate free cash flow is undervalued.

     Fund holding Norfolk Southern Corporation, an eastern U.S. railroad operator, lagged the transportation sector through much of the year. However, it was among our best performing stocks in the fourth quarter. Solid third-quarter results highlighted that pricing and volume improvement at the company had begun to take hold. The company continues with its cost cutting initiatives which, in our opinion, should aid its bottom line performance. Despite Norfolk’s strong fourth quarter performance, our transportation stocks modestly under-performed versus the S&P 500 Index for much of the year.

     Our investment process uses an active, bottom-up stock selection process that seeks to capture the return potential of large companies that are undervalued or out of favor, but whose business appears to us to be solid or improving. Our sector weightings and portfolio positioning are driven by this fundamental research. While no major changes in the portfolio were thought necessary, we are slightly more overweight in basic materials and transportation where we continue to find companies that meet our investment criteria at attractive prices. We are slightly more underweight in capital goods stocks where we believe price expectations are more difficult to justify.

     It appears to us that 2010 will be a year where company fundamentals will be much more relevant than in 2009, and we believe this environment should favor our disciplined, research-driven investment process. Thank you for your support.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

Sector Diversification in Comparison to S&P 500 as of December 31, 2009*
	Fund	S&P 500
Basic Materials	6.6%	3.1%
Capital Goods	4.5%	7.3%
Commercial Services	4.8%	2.3%
Communications	8.2%	8.1%
Consumer Cyclical	12.9%	12.7%
Consumer Staples	7.0%	10.5%
Energy	10.6%	11.1%
Interest Rate Sensitive	12.6%	12.7%
Medical/Healthcare	10.7%	11.8%
REITs	0.0%	1.2%
Technology	15.1%	13.4%
Transportation	3.7%	2.1%
Utilities	3.1%	3.7%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of December 31, 2009
Return	3 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	4.74%	33.92%	(5.64%)	0.31%	1.13%
Blue Chip Value Fund –
Market Price	2.94%	37.97%	(12.21%)	(6.01%)	(0.39%)
S&P 500 Index	6.04%	26.47%	(5.63%)	0.42%	(0.95%)

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend rein- vestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The Fund’s annualized gross expense ratio for the twelve months ended December 31, 2009 was 1.37%.

4	Annual Report December 31, 2009

1-800-624-4190 • www.blu.com	5

6	Annual Report December 31, 2009

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund’s income and distributions to the stockholders for the calendar year ended December 31, 2009.

     The following table summarizes the final sources of the 2009 reportable distributions for tax purposes.

	Net	Short-Term	Long-Term	Return
	Investment	Capital	Capital	of
	Income	Gain	Gain	Capital	Total
4th Quarter 2008	$0.008147	$0.000000	$0.000000	$0.061853	$ 0.07	*
1st Quarter 2009	$0.008147	$0.000000	$0.000000	$0.061853	$0.07
Total	$0.016294	$0.000000	$0.000000	$0.123706	$0.14

*Pursuant to Sector 852 of the Internal Revenue Code, the taxability of this distribution had been deferred until 2009.

     The Fund notified stockholders by February 15, 2010 of amounts for use in preparing 2009 income tax returns.

     100% of the distributions paid from net investment income and short-term capital gain qualify for the corporate dividends received deduction and meet the requirements of the tax rules regarding qualified dividend income. In addition, none of the distributions from net investment income include income derived from U.S. Treasury obligations. There were no assets invested in direct U.S. Government Obligations as of December 31, 2009.

HISTORICAL SOURCES OF DISTRIBUTIONS
				Total
	Net			Amount of	Amount of
	Investment	Capital	Return of	Distribution	Distribution
Year	Income	Gains	Capital	(Tax Basis)	(Book Basis)
2000	$0.053000	$0.837000	$0.000000	$0.89	$0.89
2001	$0.041200	$0.362500	$0.336300	$0.74	$0.74
2002	$0.035100	$0.000000	$0.524900	$0.56	$0.56
2003	$0.013600	$0.000000	$0.496400	$0.51	$0.51
2004	$0.028300	$0.531700	$0.000000	$0.56	$0.56
2005	$0.015000	$0.112800	$0.442200	$0.57	$0.57
2006	$0.018200	$0.126000	$0.435800	$0.58	$0.58
2007	$0.014600	$0.211800	$0.213600	$0.44	$0.58
2008	$0.018000	$0.007300	$0.464700	$0.49	$0.42
2009	$0.016294	$0.000000	$0.123706	$0.14	$0.07
Totals	$0.253294	$2.189100	$3.037606	$5.48	$5.48
% of Total
Distribution	4.62%	39.95%	55.43%	100%

1-800-624-4190 • www.blu.com	7

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

     A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System and to inquire if there are any fees which may be charged by the broker to your account.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

     A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may

8	Annual Report December 31, 2009

rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

OTHER IMPORTANT INFORMATION

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock on the open market.

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

1-800-624-4190 • www.blu.com	9

PORTFOLIO MANAGEMENT TEAM OF BLUE CHIP VALUE FUND

     Kris Herrick, CFA, Partner, Director of Value Research and Portfolio Manager, joined Denver Investments in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 13 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Mark Adelmann, CFA, CPA (Inactive), Partner and Portfolio Manager/Analyst, joined Denver Investments in 1995. He has 31 years total investment experience and has been the Fund’s portfolio manager since June 3, 2002.

     Derek Anguilm, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2000. Prior to joining the firm he was with EVEREN Securities (since 1999). He has 11 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Troy Dayton, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 14 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

     Lisa Ramirez, CFA, Vice President and Portfolio Manager/Analyst, joined Denver Investments in 1989 and started as a portfolio administrator in 1993. She became an analyst on the Mid-Cap Growth team in 1997 and joined the Value team in 2005. She has 17 years total investment experience and joined the Fund’s portfolio management team on April 30, 2009.

10	Annual Report December 31, 2009

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA1
Age: 65
Position(s) Held with the Fund:
President and Director
Term of Office2 and Length of Time Served:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2010.
Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC (since 2004);
President, Westcore Trust (since 2005);
President, Denver Investment Advisors LLC and predecessor organizations (1983-2004);
Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);
Portfolio Co-Manager, Westcore Select Fund (2001-2005).
Number of Portfolios in Fund Complex3 Overseen by Director: One
Other Directorships4 Held by Director: None

KENNETH V. PENLAND, CFA1
Age: 67
Position(s) Held with the Fund:
Chairman of the Board and Director
Term of Office2 and Length of Time Served:
Chairman of the Board and Director since 1987. Term as Director expires in 2012.
Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001);
President, Westcore Trust (1995-2001)
Trustee, Westcore Trust (2001-2005).
Number of Portfolios in Fund Complex3 Overseen by Director: One
Other Directorships4 Held by Director: None

1-800-624-4190 • www.blu.com	11

INDEPENDENT DIRECTORS

RICHARD C. SCHULTE1
Age: 65
Position(s) Held with the Fund:
Director
Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2011.
Principal Occupations During the Past Five Years:
Private Investor;
President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996);
Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).
Number of Portfolios in Fund Complex3 Overseen by Director: One
Other Directorships4 Held by Director: None

ROBERTA M. WILSON, CFA1
Age: 66
Position(s) Held with the Fund:
Director
Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2012.
Principal Occupations During the Past Five Years:
Management consultant and coach (since 1998);
Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).
Number of Portfolios in Fund Complex3 Overseen by Director: One
Other Directorships4 Held by Director: None

LEE W. MATHER, JR.1
Age: 66
Position(s) Held with the Fund:
Director
Term of Office2 and Length of Time Served:
Director since 2001. Term expires in 2011.
Principal Occupations During the Past Five Years:
Director, American Rivers (conservation organization) (2000-2006);
Investment Banker, Merrill Lynch & Co. (1977-2000).
Number of Portfolios in Fund Complex3 Overseen by Director: One
Other Directorships4 Held by Director: None

12	Annual Report December 31, 2009

OFFICERS

MARK M. ADELMANN, CFA, CPA (Inactive)
Age: 52

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Vice President
Term of Office2 and Length of Time Served:
Vice President since 2002.
Principal Occupations During the Past Five Years:
Vice President (since 2000) and member (since 2001), Denver Investment Advisors LLC;
Research Analyst, Denver Investment Advisors LLC (since 1995);
Portfolio management team member, Westcore Trust (since 2002).

NANCY P. O’HARA
Age: 51

One Logan Square
18th and Cherry Sts.
Philadelphia, PA 19103

Position(s) Held with the Fund:
Secretary
Term of Office2 and Length of Time Served:
Secretary since 2007.
Principal Occupations During the Past Five Years:
Counsel (since 2009) and Associate (1999-2009) of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA5
Age: 41

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Treasurer, Chief Compliance Officer
Term of Office2 and Length of Time Served:
Treasurer since 1997, Chief Compliance Officer since 2004.

1-800-624-4190 • www.blu.com	13

Principal Occupations During the Past Five Years:
Vice President, Denver Investment Advisors LLC (since 2000);
Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);
Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997);
Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES
*	These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.
1.	Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.
2.	The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.
3.	The Fund complex is comprised of fifteen portfolios, the Fund, twelve Westcore Funds, the Dunham Small-Cap Value Fund and the RiverSource Partners VP Small-Cap Value Fund.
4.	Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.
5.	Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Trust.

14	Annual Report December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 16, 2010

1-800-624-4190 • www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2009
			Market
	Shares	Cost	Value
COMMON STOCKS – 110.45%
BASIC MATERIALS – 7.32%
Forestry & Paper – 5.50%
Ball Corp.	41,940	$2,200,539	$2,168,298
International Paper Co.	138,600	3,349,014	3,711,708
		5,549,553	5,880,006
Specialty Chemicals – 1.82%
The Mosaic Co.	32,500	1,706,361	1,941,225
TOTAL BASIC MATERIALS		7,255,914	7,821,231

CAPITAL GOODS – 5.02%
Aerospace & Defense– 2.90%
General Dynamics Corp.	22,100	1,444,761	1,506,557
Raytheon Co.	31,000	1,465,509	1,597,120
		2,910,270	3,103,677
Industrial Products – 2.12%
ITT Corp.	45,500	2,500,494	2,263,170
TOTAL CAPITAL GOODS		5,410,764	5,366,847

COMMERCIAL SERVICES – 5.30%
Business Products & Services – 2.20%
Quanta Services Inc.**	113,000	3,475,189	2,354,920
IT Services – 1.67%
Computer Sciences Corp.**	31,050	1,630,333	1,786,307
Transaction Processing – 1.43%
The Western Union Co.	81,000	1,341,107	1,526,850
TOTAL COMMERCIAL SERVICES		6,446,629	5,668,077

COMMUNICATIONS – 9.14%
Networking – 4.76%
Cisco Systems Inc.**	212,500	5,209,726	5,087,250
Telecomm Equipment & Solutions – 4.38%
Nokia Corp. – ADR (Finland)	72,230	1,081,638	928,156
QUALCOMM Inc.	81,200	3,667,187	3,756,312
		4,748,825	4,684,468
TOTAL COMMUNICATIONS		9,958,551	9,771,718

CONSUMER CYCLICAL – 14.30%
Apparel & Footwear Manufacturers – 1.93%
Nike Inc.	31,150	1,956,597	2,058,081
Clothing & Accessories– 1.07%
TJX Companies Inc.	31,400	1,070,492	1,147,670

16	Annual Report December 31, 2009

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Department Stores – 2.10%
Macy’s Inc.	133,700	$2,378,598	$2,240,812
Other Consumer Services – 2.70%
Expedia Inc.**	112,400	3,017,526	2,889,804
Publishing & Media – 2.82%
Walt Disney Co.	93,500	2,708,030	3,015,374
Restaurants – 1.97%
Darden Restaurants Inc.	59,940	1,879,712	2,102,096
Specialty Retail – 1.71%
Best Buy Co. Inc	46,300	1,992,323	1,826,998
TOTAL CONSUMER CYCLICAL		15,003,278	15,280,835

CONSUMER STAPLES – 7.75%
Consumer Products – 2.80%
Colgate Palmolive Co.	36,400	2,894,135	2,990,260
Food & Agricultural Products – 4.95%
Campbell Soup Co.	67,900	2,476,554	2,295,020
Unilever N.V. (Netherlands)	92,700	3,284,852	2,996,991
		5,761,406	5,292,011
TOTAL CONSUMER STAPLES		8,655,541	8,282,271

ENERGY – 11.72%
Exploration & Production – 4.50%
Occidental Petroleum Corp.	59,180	4,099,689	4,814,293
Integrated Oils – 3.92%
Exxon Mobil Corp.	18,000	1,365,034	1,227,420
Marathon Oil Corp.	94,800	3,366,929	2,959,656
		4,731,963	4,187,076
Oil Services – 3.30%
Transocean Inc. (Switzerland)**	42,549	3,933,951	3,523,057
TOTAL ENERGY		12,765,603	12,524,426

INTEREST RATE SENSITIVE – 13.93%
Money Center Banks – 6.13%
Bank of America Corp.	194,000	3,225,368	2,921,640
JPMorgan Chase & Co.	87,100	3,799,943	3,629,457
		7,025,311	6,551,097
Property Casualty Insurance – 3.08%
ACE Ltd. (Switzerland)**	38,700	2,109,636	1,950,480
The Travelers Cos. Inc.	26,900	1,295,715	1,341,234
		3,405,351	3,291,714
Regional Banks – 1.09%
SunTrust Banks Inc.	57,400	1,197,875	1,164,646

1-800-624-4190 • www.blu.com	17

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Securities & Asset Management – 3.63%
The Bank of New York Mellon Corp.	38,400	$1,257,450	$1,074,048
Invesco Ltd.	56,200	1,370,566	1,320,138
State Street Corp.	34,200	2,116,113	1,489,068
		4,744,129	3,883,254
TOTAL INTEREST RATE SENSITIVE		16,372,666	14,890,711

MEDICAL & HEALTHCARE – 11.80%
Medical Technology – 2.71%
Zimmer Holdings Inc.**	49,000	3,345,140	2,896,390
Pharmaceuticals – 9.09%
Abbott Laboratories	53,000	2,802,905	2,861,470
Amgen Inc.**	54,500	3,254,314	3,083,065
Forest Laboratories Inc.**	80,000	2,176,616	2,568,800
Pfizer Inc.	66,468	1,197,725	1,209,053
		9,431,560	9,722,388
TOTAL MEDICAL & HEALTHCARE		12,776,700	12,618,778

TECHNOLOGY – 16.71%
Computer Software – 5.60%
Microsoft Corp.	88,300	2,318,118	2,692,267
Symantec Corp.**	184,200	3,261,616	3,295,338
		5,579,734	5,987,605
PC’s & Servers – 5.38%
Dell Inc.**	147,200	2,262,451	2,113,792
International Business Machines Corp.	27,800	3,275,796	3,639,020
		5,538,247	5,752,812
Semiconductors – 5.73%
Altera Corp.	153,900	3,103,339	3,482,756
Intel Corp.	129,100	2,486,977	2,633,640
		5,590,316	6,116,396
TOTAL TECHNOLOGY		16,708,297	17,856,813

TRANSPORTATION – 4.06%
Railroads – 4.06%
Norfolk Southern Corp.	49,800	2,622,313	2,610,516
Union Pacific Corp.	27,100	1,672,103	1,731,690
		4,294,416	4,342,206
TOTAL TRANSPORTATION		4,294,416	4,342,206

UTILITIES – 3.40%
Independent Power – 1.31%
PPL Corp.	43,450	1,999,930	1,403,870

18	Annual Report December 31, 2009

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Regulated Electric – 2.09%
Edison International	64,200	$2,046,265	$2,232,876
TOTAL UTILITIES		4,046,195	3,636,746
TOTAL COMMON STOCKS		119,694,554	118,060,659

SHORT TERM INVESTMENTS – 0.23%
Fidelity Institutional Money Market
Government Portfolio – Class I
(7 Day Yield 0.05%)(1)	247,438	247,438	247,438
TOTAL SHORT TERM INVESTMENTS		247,438	247,438

TOTAL INVESTMENTS	110.68%	$119,941,992	$118,308,097
Liabilities in Excess of Other Assets	(10.68)%		(11,418,283)
NET ASSETS	100.00%		$106,889,814

**Non-dividend paying stock
(1) Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.
ADR – American Depositary Receipt
Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Investment Adviser to the Fund.

COUNTRY BREAKDOWN
As of December 31, 2009 (Unaudited)

	Market
Country	Value	%
United States	$108,909,413	101.89%
Switzerland	5,473,537	5.12%
Netherlands	2,996,991	2.80%
Finland	928,156	0.87%
Total Investments	$118,308,097	110.68%
Liabilities in Excess of Other Assets	(11,418,283)	(10.68%)
Net Assets	$106,889,814	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS
Investments at market value (cost $119,941,992)	$118,308,097
Dividends and interest receivable	166,673
Other assets	18,687
TOTAL ASSETS	118,493,457

LIABILITIES
Loan payable to bank (Note 5)	11,465,000
Interest due on loan payable to bank	12,283
Advisory fee payable	57,877
Administration fee payable	8,182
Accrued Compliance Officer fees	4,681
Accrued expenses and other liabilities	55,620
TOTAL LIABILITIES	11,603,643
NET ASSETS	$106,889,814

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	108,493,226
Accumulated net realized loss	(254,156)
Net unrealized depreciation on investments	(1,633,895)
NET ASSETS	$106,889,814

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$3.76

See accompanying notes to financial statements.

20	Annual Report December 31, 2009

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

INCOME
Dividends (net of foreign withholding taxes of $20,980)	$1,702,783
Interest	936
TOTAL INCOME		$1,703,719

EXPENSES
Investment advisory fee (Note 4)	584,387
Administrative services fee (Note 4)	87,251
Interest on outstanding loan payable to bank	140,027
Directors’ fees	86,639
Legal fees	86,032
Stockholder reporting	75,000
Transfer agent fees	65,000
Audit and tax fees	29,570
NYSE listing fees	27,023
Insurance and fidelity bond	23,253
Chief Compliance Officer fees	21,525
Custodian fees	9,600
Other	4,540
TOTAL EXPENSES		1,239,847
NET INVESTMENT INCOME		463,872
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments		1,301,120
Change in net unrealized appreciation or
depreciation of investments		24,839,041
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		26,140,161
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$26,604,033

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Increase/(decrease) in net assets
from operations:
Net investment income	$463,872	$510,959
Net realized gain on investments	1,301,120	248,725
Change in net unrealized appreciation
or depreciation of investments	24,839,041	(58,762,315)
	26,604,033	(58,002,631)

Decrease in net assets from distributions
to stockholders from:
Net investment income	(463,872)	(510,959)
Net realized gain on investments	—	(208,973)
Tax return of capital	(1,529,359)	(11,232,334)
	(1,993,231)	(11,952,266)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(0 and 29,014 shares issued, respectively)	—	142,459
	—	142,459

NET INCREASE/(DECREASE) IN NET ASSETS	24,610,802	(69,812,438)

NET ASSETS
Beginning of year	82,279,012	152,091,450
End of year (including undistributed net investment
income of $0 and $0, respectively)	$106,889,814	$82,279,012

See accompanying notes to financial statements.

22	Annual Report December 31, 2009

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2009

Cash Flows from Operating Activities
Net increase in net assets from operations	$26,604,033
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(86,674,183)
Proceeds from disposition of investment securities	90,851,426
Net sale of short-term investment securities	44,461
Proceeds from class-action litigation settlements	59,833
Net realized gain from securities investments	(1,301,120)
Net change in unrealized depreciation
on investments	(24,839,041)
Decrease in dividends and interest receivable	59,454
Increase in other assets	(3)
Increase in advisory fee payable	14,203
Increase in interest due on loan payable to bank	1,391
Increase in administrative fee payable	1,284
Decrease in other accrued expenses and payables	(26,033)
Net cash provided by operating activities	4,795,705

Cash Flows from Financing Activities
Proceeds from bank borrowing	6,565,000
Repayment of bank borrowing	(7,375,000)
Cash distributions paid	(3,985,705)
Net cash used in financing activities	(4,795,705)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $138,636.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	23

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
Per Share Data
(for a share outstanding throughout each period)
Net asset value – beginning of year
Investment operations(1)
Net investment income
Net gain/(loss) on investments
Total from investment operations
Distributions
From net investment income
From net realized gains on investments
Tax return of capital
Total distributions
Net asset value, end of year

Per share market value, end of year

Total investment return(2) based on:
Market Value
Net Asset Value
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)
Ratio of net investment income to average net assets
Ratio of total distributions to average net assets
Portfolio turnover rate(4)
Net assets – end of year (in thousands)

See accompanying notes to financial statements.

(1)	Per share amounts calculated based on average shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than

24	Annual Report December 31, 2009

	For the year ended December 31,
2009	2008	2007	2006	2005
$2.89	$5.35	$5.73	$5.62	$5.76

0.02	0.02	0.01	0.02	0.01
0.92	(2.06)	0.19	0.67	0.42
0.94	(2.04)	0.20	0.69	0.43

(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
—	(0.01)	(0.21)	(0.13)	(0.11)
(0.05)	(0.39)	(0.35)	(0.43)	(0.44)
(0.07)	(0.42)	(0.58)	(0.58)	(0.57)
$3.76	$2.89	$5.35	$5.73	$5.62

$3.15	$2.35	$5.21	$5.96	$6.31

37.97%	(49.27%)	(3.3%)	4.6%	3.7%
33.92%	(39.25%)	3.3%	12.9%	7.1%

1.37% (4)	1.38%	1.34%	1.36%	1.33%
0.51% (4)	0.41%	0.25%	0.32%	0.21%
2.21%	9.51%	10.04%	10.25%	10.13%
86%	51%	40%	37%	41%
$106,890	$82,279	$152,091	$160,663	$155,208

total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	For the years ended December 31, 2009, 2008, 2007, 2006, and 2005, the ratio of total expenses to average net assets excluding interest expense was 1.22%, 1.09%, 0.93%, 0.92% and 0.97%, respectively.
(4)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009 were $86,674,183 and $ 90,851,426, respectively.

1-800-624-4190 • www.blu.com	25

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

26	Annual Report December 31, 2009

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

     The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

     Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2005 through December 31, 2009, for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
Distributions paid from:
Ordinary income	$463,872	$510,959
Long-term capital gain	—	208,973
Tax return of capital	3,521,833	13,220,746
Total	$3,985,705	$13,940,678

1-800-624-4190 • www.blu.com	27

      As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized loss	(254,156)
Net unrealized depreciation	(1,633,895)
Total	$(1,888,051)

     At December 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $254,156, expiring December 31, 2017.

     The difference between book basis and tax basis is typically attributable to the tax deferral of losses on wash sales, corporate actions and post October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     Prior to May 1, 2009, the Fund maintained a “managed distribution policy” (the “Policy”) which distributed at least 2.5% of its net asset value quarterly to its stockholders. The Fund declared and paid the first quarter distribution in April 2009. This distribution was not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund’s total distributions for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in their shares.

     The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held May 1, 2009. The Board took this action after considering a number of factors including, but not limited to, the outlook for the overall economy, an assessment of investment opportunities, the asset size and expense ratio of the Fund and the negative impact that the policy may have on the asset level and expense ratio. The Fund will continue to pay out any net investment income and net realized capital gains on an annual basis.

     The Board will continue to evaluate the Fund’s Policy and may reinstate the Policy at its discretion.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

28	Annual Report December 31, 2009

2. FAIR VALUE MEASUREMENTS

     A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

    The three-tier hierarchy is summarized as follows:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s assets:

Assets:		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value	Prices	Inputs	Inputs	Total
Common Stocks	$118,060,659	$—	$—	$118,060,659
Short Term Investments	247,438	—	—	247,438
Total	$118,308,097	$—	$—	$118,308,097

     All securities of the Fund were valued using Level 1 inputs during the year ended December 31, 2009. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

1-800-624-4190 • www.blu.com	29

Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the summary of inputs table above. Management expects the Fund’s investments to typically be classified as Level 1 and therefore applying this guidance did not have a material impact on the Fund’s financial statements.

3. UNREALIZED APPRECIATION AND INVESTMENTS (TAX BASIS)

As of December 31, 2009:
Gross appreciation (excess of value over tax cost)	$5,238,102
Gross depreciation (excess of tax cost over value)	(6,871,997)
Net unrealized depreciation	$(1,633,895)
Cost of investments for income tax purposes	$119,941,992

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC, also doing business as Denver Investments (“Denver Investments”), whereby an investment advisory fee is paid to Denver Investments based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of Denver Investments.

     ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and Denver Investments, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of Denver Investments. The Directors agreed that the Fund would reimburse Denver Investments a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

30	Annual Report December 31, 2009

5. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of 15% of the Fund’s total assets, $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. For the period January 1, 2009 through February 28, 2009 the interest rate reset daily at overnight Federal Funds Rate plus 0.825%. Effective March 1, 2009, the interest rate changed to the overnight Federal Funds Rate plus 1.00% and the Fund pays an annual loan facility fee of 0.03%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

	As of December 31, 2009		Average for the Year Ended December 31, 2009
Loan outstanding	$11,465,000		$10,883,918
Interest rate	1.11%	*	1.13%
% of Fund's total assets	9.68%		9.19%
Amount of debt per share outstanding	$0.40		$0.38
Number of shares outstanding (in thousands)	28,464		28,464	**

**Annualized
**Weighted average

6. SUBSEQUENT EVENTS

     Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements except that effective March 1, 2010 the interest rate on the Fund’s line of credit will change to the overnight Federal Funds Rate plus 1.25%.

7. TAX DESIGNATIONS (Unaudited)

     Certain tax information is provided to shareholders as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Corporate Dividends Received Deduction	100%
Qualified Dividend Income	100%

1-800-624-4190 • www.blu.com	31

NOTES

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32	Annual Report December 31, 2009

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investments
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail: blu@denvest.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
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www.melloninvestor.com

Item 2. Code of Ethics.

(a)  The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the registrant.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)  Not applicable.

(f)  The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee.  The Board of Directors has designated Roberta M. Wilson as the registrant’s “audit committee financial expert.”  Ms. Wilson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees:  For the registrant's fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were $26,800 and $27,000, respectively.

(b)   Audit-Related Fees:  In registrant's fiscal years ended December 31, 2009 and December 31, 2008, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)   Tax Fees:  For the registrant's fiscal years ended December 31, 2009 and December 31, 2008, aggregate fees of $2,770 and $2,600, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)   All Other Fees:  For the registrant's fiscal year ended December 31, 2009 and December 31, 2008, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) of this item.

(e) (1)   Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement  The Audit Committee pre-approved all of the audit and non-audit services provided by the principal accountant to the registrant in 2009 and 2008.

            (e)(2)    No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        Aggregate non-audit fees of $2,770 and $2,600 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser for the registrant's fiscal year ended December 31, 2009 and December 31, 2008, respectively.

(h)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The committee members are:  Roberta M. Wilson, Richard C. Schulte and Lee W. Mather, Jr.

(b)  Not applicable.

Item 6. Investments.

(a)  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors, at their May 2003 Board meeting, delegated to its investment adviser, Denver Investment Advisors, LLC, (“Denver Investments”) subject to the supervision of the Board, the authority to vote registrant’s proxies relating to portfolio securities and directed Denver Investments to follow and apply Denver Investments’ proxy voting policies and procedures when voting such proxies.  A summary of Denver Investments’ Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investments in voting proxies for the registrant follows.

Summary of Denver Investments Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, Denver Investments will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Blue Chip Value Fund to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

Copyright © 2010 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2010 proxy voting guidelines can be found in the Jan. 15, 2010, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

  Board Accountability
  Board Responsiveness
  Director Independence
  Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

____________________________

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
  The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  The company receives an adverse opinion on the company’s financial statements from its auditor; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment made to shareholders;
  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;
  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  - A classified board structure;
  - A supermajority vote requirement;
  - Majority vote standard for director elections with no carve out for contested elections;
  - The inability for shareholders to call special meetings;
  - The inability for shareholders to act by written consent;
  - A dual-class structure; and/or
  - A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
  The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

  - Degree to which absences were due to an unavoidable conflict;
  - Pattern of absenteeism; and
  - Other extraordinary circumstances underlying the director’s absence;
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

  - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
  - serves as liaison between the chairman and the independent directors;
  -   approves information sent to the board;
  -   approves meeting agendas for the board;
  -   approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
  -   has the authority to call meetings of the independent directors;
  - if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

  - Egregious compensation practices;
  - Multiple related-party transactions or other issues putting director independence at risk;
  - Corporate and/or management scandals;
  - Excessive problematic corporate governance provisions; or
  - Flagrant board or management actions with potential or realized negative impact on shareholders.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
  The value of the NOLs;
  The term;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

  Ownership structure;
  Quorum requirements; and
  Supermajority vote requirements.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

Capital/Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Past Board Performance:

    The company’s use of authorized shares during the last three years;
    One- and three-year total shareholder return; and
    The board’s governance structure and practices;

  The Current Request:

    Disclosure in the proxy statement of the specific reasons for the proposed increase;
    The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and
    Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company’s use of authorized preferred shares during the last three years;
    One- and three-year total shareholder return; and
    The board’s governance structure and practices;

  The Current Request:

    Disclosure in the proxy statement of specific reasons for the proposed increase;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
    Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010 compensation FAQ:

  Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
  Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
  Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
  Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
  Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
  Dividends or dividend equivalents paid on unvested performance shares or units;
  Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
  Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:

  - Unclear explanation of how the CEO is involved in the pay setting process;
  - Retrospective performance targets and methodology not discussed;
  - Methodology for benchmarking practices and/or peer group not disclosed and explained.
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  Board’s responsiveness to investor input and engagement on compensation issues, for example:

  - Failure to respond to majority-supported shareholder proposals on executive pay topics; or
  - Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

  If the company has adopted a formal recoupment bonus policy;
  If the company has chronic restatement history or material financial problems; or
  If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

  - Rigorous stock ownership guidelines, or
  - A holding period requirement coupled with a significant long-term ownership requirement, or
  - A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and
  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;
  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

2010 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary

2010 International Proxy Voting Guidelines Summary

December 31, 2009

Copyright © 2009 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics
2010 International Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2010
Updated Dec. 31, 2009

The following is a condensed version of the general international policies for voting non-U.S. proxies contained in the RiskMetrics ("RMG") Proxy Voting Manual. Please note that these guidelines exclude the US, Canadian, and European markets, which are presented separately. In addition, RMG has country- and market-specific policies, which are not captured below.

2010 International Proxy Voting Guidelines Summary	- 2 -

Related-Party Transactions	13
Compensation Plans	13
Antitakeover Mechanisms	13
Shareholder Proposals	13

2010 International Proxy Voting Guidelines Summary	- 3 -

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

2010 International Proxy Voting Guidelines Summary	- 4 -

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2010 International Proxy Voting Guidelines Summary	- 5 -

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s) service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the International Classification of Directors on the following page.]

2010 International Proxy Voting Guidelines Summary	- 6 -

RMG Classification of Directors - International Policy 2010

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10% of the company's stock; either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative [1] provides) professional services [2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative [1] of a current employee of the company or its affiliates;

  Relative [1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co -founder/member of founding family but not currently an employee;

  Former executive (5 year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

  No material [5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions)

2010 International Proxy Voting Guidelines Summary	- 7 -

entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value (of all outstanding financing operations) compared to the company's total assets is more than 5 percent.
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of RMG director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

2010 International Proxy Voting Guidelines Summary	- 8 -

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

2010 International Proxy Voting Guidelines Summary	- 9 -

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury ("on the shelf");
  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

2010 International Proxy Voting Guidelines Summary	- 10 -

  There is clear evidence of abuse;
  There is no safeguard against selective buybacks;
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

  The overall balance of the proposed plan seems to be clearly in shareholders' interests;
  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. Other Items

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following: -

  the parties on either side of the transaction;
  the nature of the asset to be transferred/service to be provided;
  the pricing of the transaction (and any associated professional valuation);
  the views of independent directors (where provided);
  the views of an independent financial adviser (where appointed);
  whether any entities party to the transaction (including advisers) is conflicted; and
  the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

2010 International Proxy Voting Guidelines Summary	- 13 -

2010 European Proxy Voting Guidelines Summary

December 31, 2009

Copyright © 2009 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics Group

2010 European Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2010
Updated December 31, 2009

The following is a condensed version of the general policies for voting European proxies contained in the RiskMetrics ("RMG") Proxy Voting Manual.  Note that markets covered in this document exclude Central & Eastern Europe. The voting policy applied by RMG in the UK is that of the National Association of Pension Funds (NAPF) and an update to that policy will be issued by the NAPF.

2010 European Proxy Voting Guidelines Summary	- 2 -

2010 European Proxy Voting Guidelines Summary	- 3 -

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  Name of the proposed auditors has not been published*;
  The auditors are being changed without explanation*; or
  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergencies, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, RMG may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, RMG may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise RMG may recommend AGAINST the auditor election.

*In Austria, Greece, Spain, and Portugal, this is only applicable to companies on the MSCI EAFE index and/or listed on the main index. In all other markets this policy is applicable to all companies.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

2010 European Proxy Voting Guidelines Summary	- 4 -

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

2010 European Proxy Voting Guidelines Summary	- 5 -

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s) service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

In Europe, RMG looks at different factors to determine a recommendation regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, Denmark, Finland, Italy, Netherlands, Norway, Sweden, and Switzerland, vote AGAINST the election or reelection of any director when the term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided.

For France and Spain, generally vote AGAINST the (re)election of any director (except for the CEO) who will serve for a term exceeding four years. However, in determining vote recommendations on the (re)election of directors, the following additional factors will be taken into account on a CASE-BY-CASE basis:

  Composition of the board and its committees (e.g. independence as defined by RMG criteria);
  Board functioning (attendance, evaluation);
  Company disclosure on internal rules and/or a resignation schedule to organize staggered (re)elections of the board members in order to avoid too many reappointments coming up for simultaneous review; and
  The company's overall governance practices.

Vote AGAINST article amendment proposals seeking extensions of director terms. In cases where a company's articles provide for a shorter limit, and where such a company wishes to extend a director term from three to four years, for example, vote AGAINST based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals

For France, Germany and Spain, vote AGAINST the election or re-election of any directors if the company proposes a single slate of directors.

Board Independence

For the markets of Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or re-election of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by RMG's director categorization guidelines). If a nominee cannot be categorized, RMG will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these five markets.

For the markets of Denmark, Norway, Finland, Sweden, Luxembourg, RMG will apply the same policy to recommend AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are part of a local blue chip market index and/or MSCI-EAFE index.

In Ireland, vote AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are constituents of ISE 20. Companies that are not part of the ISE 20 will be required to have at least two independent NEDs on the board, as required by the Combined Code of Corporate Governance,

2010 European Proxy Voting Guidelines Summary	- 6 -

as applied in Ireland. In instances where this is not the case, RMG will consider voting against the non-independent members of the board.

For German core companies where the board must consist of labor representatives by law, RMG will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder elected board members. In addition, RMG will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Portugal, companies that belong to the PSI-20 and/or MSCI EAFE index will be required to have at least a 25 percent independent board, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. Vote AGAINST the entire slate of candidates (bundled elections) or vote AGAINST the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percentthreshold.

In Italy, companies that are part of a local blue chip market index and/or MSCI-EAFE index with a controlling shareholder will be required to have at least one-third of independent members (33 percent), and for all other companies, at least half of the board should be independent (50 percent).

Carve-outs: For all markets, if a company is family-controlled or has a majority shareholder, RMG will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: "controlled company" is defined based on economic interest and not voting power.

For the European core companies not covered by this policy, language will be included in RMG analyses indicating the preference for at least a 50 percent independent board.

Disclosure of Nominee Names

For 13 markets (Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Spain, Sweden, and Switzerland) vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the RMG analysis is being written. This policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

For Austrian, Portuguese, and Greek companies that are part of a local blue chip market index and/or listed in the MSCI-EAFE, vote AGAINST the (re)election of directors if the names are not disclosed in a timely manner. In addition, RMG may recommend a vote AGAINST directors at companies outside the MSCI EAFE index and/or the local blue chip market index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where another policy has already been pursued).

Combined Chairman/CEO

Generally vote AGAINST a combined chair/CEO at core companies in European markets unless the company provides compelling reasons for a combination of the roles, or if there are exceptional circumstances that justify combining the roles.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  The company substantially demonstrates that the separation of the roles of CEO and chair would have a disproportionately negative effect on the company's economic situation;  or
  The company substantially demonstrates that the separation of the roles of CEO and chair would have a negative effect on shareholder value; or
  The company provides assurance that the chair/CEO would only serve in the combined role on an interim basis, with the intent of separating the roles within a given timeframe; or
  The company provides other compelling reasons to justify a combined chair/CEO.

2010 European Proxy Voting Guidelines Summary	- 7 -

In all of the above cases, the company would need to provide for adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board's key committees) in order for RMG to consider a favorable vote recommendation for a combined chair/CEO.

This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of Former CEO as Chairman of the Board

RMG will generally recommend a vote against the election or re-election of a former CEO as Chairman to the supervisory board or board of directors at core companies in Germany, the UK and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board's chairman, RMG will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board. Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  There are compelling reasons that justify the election or re-election of a former CEO as chairman; or
  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or
  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period.
  The board chairman will not receive a level of compensation comparable to the company's executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In markets where local law or best practice governance codes address overboarding, disclosure is sufficient (such as detailed director biographies which include information on the director's role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, vote against a candidate when he/she holds an excessive number of board appointments referenced by the more stringent of the provisions prescribed in local law or best practice governance codes. An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

For markets that adopt this overboarding principle but their governance codes do not go as far as prescribing a desired maximum number of boards, or their local governance codes provide for less stringent requirements, as a general rule RMG expects directors not to hold more than a total of five board appointments.

Appreciating that time commitment varies between the roles of an executive director, a chairman, and a non-executive director, unless local corporate governance codes provide specific weightings, the following rule will apply:

  Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.
  Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.
  NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

RMG will take into account board positions held in global publicly-listed companies.

2010 European Proxy Voting Guidelines Summary	- 8 -

Voto di Lista (Italy)

In Italy, for MSCI EAFE companies, the election of directors takes place through the voto di lista mechanism (similar to slate elections). Unfortunately, the various lists are rarely released more than 10 days in advance of the meeting. Before the lists of director nominees are disclosed, RMG will recommend a vote AGAINST the director elections at such companies. Once the various lists of nominees are disclosed, RMG will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular slate.

One Board Seat per Director

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the (re)election of such legal entities and vote on the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, vote on the legal entity and AGAINST the (re)election of the physical person.

Composition of Committees

Vote AGAINST the (re)election of executive members of the audit or remuneration committees. RMG may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, RMG may consider that the entire board fulfills the role of a committee. In such case, RMG may vote AGAINST the executives, including the CEO, up for election to the board.

Carve-out: Italy, Greece, Cyprus, and Portugal are excluded from applying this policy.

Vote AGAINST the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

Carve-out: Germany, France, Luxembourg, Italy, Greece, Cyprus, Portugal, Spain, Sweden, Norway, Finland, Denmark, and Austria are exempt from applying this policy.

These policies apply only to companies for which RMG includes overall board independence as a factor in its analysis of board elections. Non-core companies, companies in markets where RMG does not look at board independence, and companies otherwise exempt from board independence criteria are exempted from this policy.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets whose local corporate governance codes prescribe more robust composition requirements.

Composition Nominating Committee (Sweden/Norway)

While RMG prefers that all key committees be composed of non-executive board members who are accountable to all shareholders, we recognize that it is market practice in Sweden/Norway to have non-board members that are representatives of major shareholders serving on the nominating committee. Vote FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates for the committee in the meeting notice, which is not common practice.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

For Swedish companies subject to the Swedish Code of Corporate Governance, vote AGAINST proposals to elect a nominating committee if any one of the following conditions is met:

2010 European Proxy Voting Guidelines Summary	- 9 -

1.	A member of the executive management would be a member of the committee;
2.	More than one board member who is dependent on a major shareholder would be on the committee; or
3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

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RMG Classification of Directors - European Policy 2010

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (5 year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

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  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of RMG's director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, RMG will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

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When analyzing a contested election of directors, RMG will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

This policy applies to core and non-core companies.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital (33 percent for the UK, 50 percent for France).

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (five percent for the UK).

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For France, vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital.

RMG may recommend a vote for issuance requests only if the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the UK and Netherlands).

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

2010 European Proxy Voting Guidelines Summary	- 14 -

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. RMG may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, RMG will evaluate the proposal based on the company's historical practice. However, RMG expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In addition, RMG will recommend AGAINST any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

  The duration of the authorization is limited in time to no more than 18 months;
  The total number of shares covered by the authorization is disclosed;
  The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of five percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
  A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
  The company has a clean track record regarding repurchases.

2010 European Proxy Voting Guidelines Summary	- 15 -

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Compensation

European Compensation Guidelines

The assessment of compensation should strictly follow the RMG Global Principles on Executive Compensation, which are detailed below. These principles are supported by recommended guidelines published by the EU Commission.

RMG may recommend a vote against compensation-related resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

(A) The RMG Global Principles on Executive Compensation underlie market-specific policies in all markets:

1.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value.
2.	Avoid arrangements that risk "pay for failure".
3.	Maintain an independent and effective compensation committee.
4.	Provide shareholders with clear, comprehensive compensation disclosures.
5.	Avoid inappropriate pay to non-executive directors.

In applying the Five Global Principles, RMG has formulated European Compensation Guidelines which take into account local market practices. The Guidelines provide a clear framework of compensation best practices in keeping with fast-evolving European market-specific best practice recommendations for policies and packages that are becoming more innovative and robust.

(B) Implementation of guidelines for European markets say-on-pay proposals:

RMG will evaluate management proposals seeking ratification of a European company's compensation policy on a case-by-case basis.

In support of the new EU recommended guidelines, RMG believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

RMG will generally recommend a vote against a company's compensation-related proposal due to one or a combination of several of the following factors:

  The proposed compensation policy/report was not made available to shareholders in a timely manner;
  The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;
  Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy such as pensions, severance terms, and discretionary payments;
  Concerns exist surrounding the company's long-term incentive plan(s),  including but not limited to, dilution, vesting period, and performance conditions:
    The potential dilution from equity-based compensation plans exceeds RMG guidelines (the dilution must not exceed 5% for mature companies or 10% for growth companies);

2010 European Proxy Voting Guidelines Summary	- 16 -

  Any short or long term compensation plan do not include a maximum award limit. For example, in the Netherlands and the UK, we expect plans to include individual award limit;

  There is not a clear link between the a company's performance and share awards;

  Long Term Share Plans do not include sufficiently challenging performance criteria and vesting periods (a minimum three-year vesting period).

Performance standards must be quantifiable and fully disclosed, with relative performance measures being preferred. However companies may choose targets other than relative financial measures provided that those measures are relevant to their business and an explanation is provided.

  Share Option Plans or Share Plans do not contain acceptable vesting periods (a minimum three year vesting period) or provide insufficient disclosure of:

  the exercise/strike price (options);

  discount on grant (outside of market practice);

  performance criteria

  Related-party transactions with a current company executive regarding post-mandate exercise of share-based plans (or an auditor's report including such a transaction) if the transaction implies an adverse impact on shareholders' interests or is not in line with good market practices;

  Severance payments in excess of 24 months pay;

  Severance payments should not exceed 12 months of fixed pay (in the UK);

  Severance pay should not exceed one year's fixed salary or two years if the executive is dismissed during his first term of office (in the Netherlands);

  Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors;

  The policy or plan is in breach of any other supplemental market specific RMG voting policies.

The above applies as supported by local market best practice standards and practices and in markets which operate a 'comply or explain' regime, if no compelling reason/justification has been provided.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote AGAINST other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1.	The (re)election of members of the remuneration committee;
2.	The discharge of directors; or
3.	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

2010 European Proxy Voting Guidelines Summary	- 17 -

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director remuneration if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

5. Other Items

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

2010 European Proxy Voting Guidelines Summary	- 18 -

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  the parties on either side of the transaction;
  the nature of the asset to be transferred/service to be provided;
  the pricing of the transaction (and any associated professional valuation);
  the views of independent directors (where provided);
  the views of an independent financial adviser (where appointed);
  whether any entities party to the transaction (including advisers) is conflicted; and
  the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the "enabling" authority proposal would be on the basis that RMG would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day's notice, RMG will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, RMG would not expect a

2010 European Proxy Voting Guidelines Summary	- 19 -

company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, RMG would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal RMG will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, RMG will consider a vote AGAINST the enabling authority for the coming year.

2010 European Proxy Voting Guidelines Summary	- 20 -

Canadian Corporate Governance Policy

2010 Updates

November 19, 2009

Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics Group Canadian
Corporate Governance Policy
2010 Updates

Effective for Meetings on or after Feb. 1, 2010
Updated Nov. 19, 2009

These policy updates present changes and clarifications to RiskMetrics Group's ("RMG") Canadian benchmark guidelines for 2010. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, RMG will adopt policies to cover such issues on an as-needed basis.

2010 Canadian Corporate Governance Policy Updates	- 2 -

ROUTINE/MISCELLANEOUS

Corporate Governance Issue:
Limited Partnerships and Limited Liability Companies

Current Coverage: RMG has not had a policy for preparing reports for the annual and special meetings of publicly traded limited partnerships ("LPs") and limited liability companies ("LLCs").

Key Change: RMG will provide proxy voting analyses and recommendations for the meetings of public LPs and LLCs.

New Coverage: For the 2010 proxy season, RMG will generally apply its benchmark policies to meetings of publicly traded limited partnerships and publicly traded limited liability companies, and will develop specialized policies as needed.

Rationale for Update: Clients have requested that RMG begin delivering analyses and vote recommendations for meetings held by these types of businesses. Publicly traded limited partnerships are also called master limited partnerships ("MLPs"). MLPs distribute return on equity to partners (also called unitholders) on a regular basis. As such, distributable cash flow, not net earnings, drives the value of the partnerships units. Most MLPs do not submit director elections for shareholder approval.

Publicly traded limited liability companies may adopt a distributable cash model like an MLP or a capital appreciation plus dividends model like a corporation.

2010 Canadian Corporate Governance Policy Updates	- 3 -

BOARD

Corporate Governance Issue:
Voting on Director Nominees in Uncontested Elections

Slate Ballots

Current Recommendation: None. Cautionary language is included in analyses for all issuers with slate elections urging them to elect directors individually.

Key Change: RMG will recommend withhold on directors with slate ballots who have additional governance or compensation concerns.

New Recommendation: Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings of TSX reporting issuers where RMG has identified (i) additional corporate governance practices that fall short of best practice for the Canadian market; or (ii) concerns about compensation practices and the alignment of pay with performance. This policy will not apply to contested director elections at this time.

Any one of the following board-related governance practices in addition to a slate ballot which has the effect of insulating directors from shareholder votes may result in a WITHHOLD:

  Less than majority independent board;

  Less than majority independent key committees;

  Insiders on key committees;

  Lack of separate nominating or compensation committee;

  Less than 75% director attendance without acceptable reason, or director attendance has not been disclosed;

  No disclosure of audit fees broken down by category as required by regulatory disclosure rules;

  Non-audit fees (Other fees) paid to the external audit firm exceed audit and audit-related fees;

  Former CEO/CFO on the audit or compensation committee;

  Chair/CEO role is not separated or no independent Lead Director identified; or

  Board is classified.

The following may also be taken into consideration and contribute to a WITHHOLD from the entire slate:

  Dual Class Capital Structure (common share capital structure with unequal voting rights);
  Pay for performance disconnect;
  Poor pay practices are a concern;
  One year TSR is in the bottom half of the company's GICS group median;
  Disclosure concerns; or
  Other significant corporate governance concerns.

Compelling reasons for not applying the above policy include:

  The company was listed on the TSX Venture Exchange and recently graduated to the TSX; or
  The company has committed to replace slate director elections with individual director elections within a year.

2010 Canadian Corporate Governance Policy Updates	- 4 -

Rationale for Update: A company's relationship with its shareholders and how it allows shareholders to vote for its directors are the foundation of its corporate governance structure.  Some of Canada's largest issuers continue to elect directors by slate ballot, depriving shareholders of the opportunity to express approval or disapproval for individual directors. Although the number of slate ballots has declined in the last two years a minority of issuers have ignored calls from regulators and corporate governance advocates to hold meaningful director elections.

However, a significant percentage of issuers on the TSX (between 40 and 50 percent ) continue to present a slate ballot item on their proxies. Therefore, the new recommendation will have a double trigger: a slate election together with any one corporate governance concern listed in the policy will warrant a withhold vote recommendation. This double trigger addresses the fundamental concern with slate director elections: they discourage shareholders from providing feedback through director elections and they effectively shield directors from shareholder disapproval. The new policy will remove the protective shield of slate elections at companies with questionable corporate governance practices.

RMG believes that shareholders should have the ability to vote for their choice of directors individually from either ballot in a contested election so that the resulting board of directors truly reflects the wishes of a majority of the shareholders. RMG evaluates proxy contests primarily based on an assessment of the need for change, and which slate of nominees are most likely to provide the greatest shareholder value going forward. Although corporate governance practices can be a key determinant in the decision to support one side or the other, most often the decision is based on performance and qualifications. This, in addition to the ongoing challenges with the mechanics of proxy voting, particularly in the case of highly contentious proxy contests, leads us to believe that it is appropriate to carve contested elections out of this policy at this time.

Voting on Directors for Egregious Actions

Current Recommendation: No current formal policy.

Key Change: Clarify language under the election of directors policy to reflect that RMG will consider a potential adverse vote recommendation at the board, committee, or individual level, on an exceptional basis, if a director who has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

New Recommendation: Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale for Update: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new

2010 Canadian Corporate Governance Policy Updates	- 5 -

appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests.

This update clarifies RMG's position that, under exceptional circumstances that raise substantial doubt on a director's ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

2010 Canadian Corporate Governance Policy Updates	- 6 -

COMPENSATION

Corporate Governance Issue:
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Current Recommendation: None

Key Change: Adopting a formal policy to use for evaluating management say- on- pay proposals in Canada.

New Recommendation:

Vote CASE-BY-CASE on management proposals for an advisory shareholder vote on executive compensation.
Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors interests regarding executive compensation practices.

1.  The following five global principles apply to all markets:

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2010 Canadian Corporate Governance Policy Updates	- 7 -

2.     For Canadian companies, vote CASE-BY-CASE considering the factors listed below in the context of each company's specific circumstances and the board's disclosed rationale for its practices.  If the company maintains poor pay for performance; problematic pay practices and/or lacks appropriate board communication and responsiveness, in general vote AGAINST Management Say on Pay (MSOP) proposals; and/or WITHHOLD on compensation committee members (or the entire board if director elections are presented as a slate ballot).

Pay for Performance:

  Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
  Evaluation of peer group benchmarking used to set target pay or award opportunities;
  Analysis of company performance and executive pay trends over time, taking into account RMG's Pay for Performance policy;
  Mix of fixed (non-performance based pay) versus variable (performance-based pay).

Pay Practices:

  Assessment of compensation components included in RMG's Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants etc).;
  Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

  Clarity of disclosure (e.g. whether the company's Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
  Assessment of board's responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Rationale for Update: Although no Canadian Management Say-on-Pay (MSOP) proposals appeared on ballots in 2009, a total of thirteen public issuers have voluntarily adopted advisory votes beginning in 2010. The majority of these companies operate in the financial sector.

The recent global economic turmoil has increased public and shareholder focus on executive compensation practices, leading to higher support for say on pay shareholder proposals. Other markets that have adopted advisory votes and are comparable to the Canadian market include Australia, the U.K and the U.S. The Canadian market is similar to Australia and the U.K. in that a principles-based 'comply or explain' corporate governance best practice approach is applied and dialogue and engagement between institutional shareholders and issuers has increased in recent years. However, the close proximity of Canada to the U.S. and the economic integration of the two markets has historically led to Canadian regulators adopting similar legislation to the U.S. in areas concerning auditor independence and executive compensation disclosure. Notably, the U.S. is currently in the process of potentially legislating Management Say on Pay resolutions at every public

2010 Canadian Corporate Governance Policy Updates	- 8 -

company. At present, shareholder proposals have been the main impetus for companies to adopt say on pay resolutions in Canada and there are no plans at present to legislate advisory votes on compensation in Canada. However, this may change once U.S. companies are mandated to adopt MSOPs.

Corporate Governance Issue:
Problematic Pay Practices

Current Recommendation: For TSX Composite Companies, in general, WITHHOLD from compensation committee members if the company has poor compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated poor compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant a vote against or withholding votes:

  Egregious employment contracts:
    Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Excessive perks:
    Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
    Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
    Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

  Payment of dividends on performance awards:
    Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:
    Inclusion of performance-based equity awards in the pension calculation;
    Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
    Addition of extra years service credited without compelling rationale;
    No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);
    No reduction in benefits on a pro-rata basis in the case of early retirement;

   New CEO with overly generous new hire package:
    Excessive " make whole" provisions;
    Any of the poor pay practices listed in this policy;

2010 Canadian Corporate Governance Policy Updates	- 9 -

  Excessive severance and/or change-in-control provisions:
    Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
    Severance paid for a "performance termination" (i.e. due to the executive's failure to perform job functions at the appropriate level);
    Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
    New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

  Poor disclosure practices:
    Generally omission of information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

  Internal Pay Disparity:
    Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

  Employee Loans:
    Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

  Options Backdating;

  Other excessive compensation payouts or poor pay practices at the company.

Key Changes: Changing the definition of excessive severance payments from greater than 3Xs cash compensation to greater than 2Xs cash compensation (salary + bonus), and adding risk-mitigating pay practices section to the policy.

New Recommendation: For S&P/TSX Composite Index Companies, in general, vote AGAINST management advisory vote proposals, and/or WITHHOLD from compensation committee members if the company has problematic compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant Withhold or Against votes on a stand-alone basis in particularly egregious cases. The following practices, while not exhaustive, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

  Poor disclosure practices:
    General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

2010 Canadian Corporate Governance Policy Updates	- 10 -

  New CEO with overly generous new hire package:
    Excessive "make whole" provisions;
     Any of the problematic pay practices listed in this policy;

  Egregious employment contracts:
    Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Employee Loans:
    Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

  Excessive severance and/or change-in-control provisions:
    Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
    Severance paid for a "performance termination" (i.e. due to the executive's failure to perform job functions at the appropriate level);
    Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;
    Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
    Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
    Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:
    Inclusion of performance-based equity awards in the pension calculation;
    Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
    Addition of extra years service credited without compelling rationale;
    No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);
    No reduction in benefits on a pro-rata basis in the case of early retirement;

  Excessive perks:
    Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

  Payment of dividends on performance awards:
    Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

  Problematic option granting practices:

2010 Canadian Corporate Governance Policy Updates	- 11 -

  Backdating options, or retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date;

  Springloading options, or timing the grant of options;

  Cancellation and subsequent re-grant of options;

  Internal Pay Disparity:
    Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

  Absence of pay practices that discourage excessive risk taking:
    These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc;
    Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;

  Other excessive compensation payouts or problematic pay practices at the company.

Rationale for Update: As shareholders become increasingly focused on companies' compensation practices and their alignment with a pay-for-performance philosophy, risk-adjusted pay practices and severance agreements are being more heavily scrutinized by investors. These policy updates are in line with best practice and acknowledge legislative and common law obligations relating to severance agreements.

Corporate Governance Issue:
Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

Current Calculation: For the Dec. 1, 2008, Mar. 1, Jun. 1 and Sept. 1, 2009 quarterly data downloads, RMG calculated the 400-day volatility and 90-day average stock price for the shareholder value transfer policy.

Key Change: RMG intends to revert to the 200-day volatility and 200-day average stock price for the Dec. 1, 2009 and subsequent quarterly data downloads.

New Calculation: For the Dec. 1, 2009 and future quarterly data downloads, RMG will calculate the 200-day volatility and the 200-day average stock price for the shareholder value transfer policy.

Rationale for Update: While the stock market has experienced volatile periods in the past and may in the future, volatility levels at the end of 2008 and early 2009 were unprecedented. This extraordinary stock price volatility could have lead to unintended consequences such as companies' stock option valuations moving closer to that of full value shares in some cases. By extending the 200-day volatility to 400-day volatility for the next four quarters, the spike in volatility had less impact, and thus provided better representation of companies' stock valuation.  The unprecedented volatility rendered many options to be deeply-under-the-water during 2009, therefore by using a 90-day stock price RMG has minimized the measurement discrepancy in

2010 Canadian Corporate Governance Policy Updates	- 12 -

valuing potential underwater options. As the 200-day value moves further away from the unprecedented period of market volatility in late 2008 and early 2009, the impact on stock award valuations between the 200-day and 400-day measurements has decreased. This trend is expected to continue as the market stabilizes over time.

2010 Canadian Corporate Governance Policy Updates	- 13 -

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

As of the filing date of this report, the Blue Chip Value Fund is managed by the Value Research Team at Denver Investments. Mr. Kris Herrick, CFA, is the Director for this investment team. He works closely with four analysts, Mr. Mark Adelmann, CFA, CPA (Inactive), Mr. Troy Dayton, CFA, Mr. Derek R. Anguilm, CFA and Ms. Lisa Ramirez, CFA (the “Team”). These individuals have each been assigned specific industries to focus their research efforts. The Team is further supported by additional analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

Kris Herrick, CFA, Partner, Director of Value Research and Portfolio Manager, joined Denver Investments in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 13 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Mark Adelmann, CFA, CPA (Inactive), Partner and Portfolio Manager/Analyst, joined Denver Investments in 1995. He has 31 years total investment experience and has been the Fund’s portfolio manager since June 3, 2002.

Derek Anguilm, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2000.  Prior to joining the firm he was with EVEREN Securities (since 1999). He has 11 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Troy Dayton, CFA, Partner and Portfolio Manager/Analyst, joined Denver Investments in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 14 years total investment experience and has been a member of the Fund’s portfolio management team since December 1, 2003.

Lisa Ramirez, CFA, Vice President and Portfolio Manager/Analyst, joined Denver Investments in 1989 and started as a portfolio administrator in 1993. She became an analyst on the Mid-Cap Growth team in 1997 and joined the Value team in 2005.  She has 17 years total investment experience and joined the Fund’s portfolio management team on April 30, 2009.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (December 31, 2009), the following table summarizes the other investment activities of each portfolio manager.

Portfolio Manager:	Herrick	Adelmann	Anguilm	Dayton	Ramirez

Registered Inv Companies
Assets	$621,372,828	$619,449,047	$619,449,047	$619,449,047	$619,449,047
# of Accounts	7	6	6	6	6

Performance Based
Assets	$16,001,709	$16,001,709	$16,001,709	$16,001,709	$16,001,709
# of Accounts	1	1	1	1	1

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$643,448,780	$643,448,780	$643,448,780	$643,448,780	$643,448,780
# of Accounts	*423	*423	*423	*423	*423

Performance Based
Assets	$117,895,994	$117,895,994	$117,895,994	$117,895,994	$117,895,994
# of Accounts	2	2	2	2	2

Grand Totals
Assets	$1,264,821,608	$1,262,897,827	$1,262,897,827	$1,262,897,827	$1,262,897,827
# of Accounts	*430	*429	*429	*429	*429

* Totals include 352 accounts within separately managed account (SMA) wrap programs which Denver Investments serves as a portfolio manager.

Potential material conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to other accounts in addition to the Fund, include conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there can be no guarantee, Denver Investment Advisors LLC believes that the controls and oversight relating to these potential material conflicts of interest involving the Fund and its other managed funds and accounts is effective.

(a)(3)  Manager Compensation

Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors: investment performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investments, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites compared to the applicable benchmark index and peer group data, rather than any specific Fund or account result.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus. A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in the Blue Chip Value Fund by each portfolio manager as of December 31, 2009:

Portfolio Manager	Ownership Range
Kris Herrick	None
Mark Adelmann	$10,001 - $50,000
Derek Anguilm	None
Troy Dayton	None
Lisa Ramirez	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)   Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 5, 2010

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 5, 2010

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    March 5, 2010